Exhibit 10.4

ISONICS CORPORATION

2008 EQUITY PLAN

                1.             Purposes of and Benefits Under the Plan.  This 2008 Equity Plan (the “Plan”) is intended to compensate new, continuing, and existing employees, officers, consultants, and advisors of Isonics Corporation and its controlled, affiliated and subsidiary entities (collectively, the “Corporation”), so that they may acquire or increase their proprietary interest in the Corporation. The Plan is intended to facilitate the Corporation’s efforts to:  (i) induce qualified persons to become employees, officers, directors, consultants and advisors of the Corporation; (ii) compensate new, continuing and exiting employees, officers, directors, consultants and advisors for services provided to the Corporation; and (iii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts for the success of the Corporation.  Options granted by the Committee pursuant to this Plan do not constitute “incentive stock options” within the meaning of Section 422 of the Internal Revenue code and instead are “non-qualified stock options” (“Non-qualified Stock Options”).

                2.             Definitions.  As used in this Plan, the following words and phrases shall have the meanings indicated:

(a)           “Board” shall mean the Board of Directors of the Corporation.

(b)           “Bonus” shall mean the grant of shares of Common Stock pursuant to Section 8 of this Plan.

(c)           “Committee” shall mean any committee appointed by the Board to administer this Plan, if one has been appointed.  If no Committee has been appointed, the term “Committee” shall mean the Board.

(d)           “Common Stock” shall mean the Corporation’s no par value common stock.

(e)           “Disability” shall mean a Recipient’s inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.  If the Recipient has a disability insurance policy, the term “Disability” shall be as defined therein.

(f)            “Fair Market Value” per share as of a particular date shall mean the last sale price of the Corporation’s Common Stock as reported on a national securities exchange, or on the OTC — Bulletin Board, or if the quotation for the last sale reported is not available for the Corporation’s Common Stock, the average of the closing bid and asked prices of the Corporation’s Common Stock as so reported or, if such quotations are unavailable, the value determined by the Committee in accordance with its discretion in making a bona fide, good faith determination of fair market value.  Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, never will lapse.

(g)           “Option” shall mean a Non-qualified Stock Option granted pursuant to Sections 6 and 7 of this Plan.

(h)           “Recipient” means any person granted an Option or awarded a Bonus hereunder.

(i)            “Internal Revenue Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

                3.             Administration.

(a)           The Plan shall be administered by the Committee.  The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan, including the authority:

•                  to grant Options and Bonuses; to determine the vesting schedule and other restrictions, if any, relating to Options and Bonuses;

•                  to determine the purchase price of the shares of Common Stock covered by each Option (the “Option Price”);

•                  to determine the persons to whom, and the time or times at which, Options and Bonuses shall be granted;

•                  to determine the number of shares to be covered by each Option or Bonus;

•                  to determine Fair Market Value per share; to interpret the Plan;

•                  to prescribe, amend and rescind rules and regulations relating to the Plan;

•                  to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Plan; and

•                  to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

(b)           Options and Bonuses granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

(c)           The Committee shall endeavor to administer the Plan and grant Options and Bonuses hereunder in a manner that is compatible with the obligations of persons subject to Section 16 of the U.S. Securities Exchange Act of 1934 (the “1934 Act”), although compliance with Section 16 is the obligation of the Recipient, not the Corporation.  Neither the Committee, the Board nor the Corporation can or does assume any legal responsibility for a Recipient’s compliance with his obligations under Section 16 of the 1934 Act.

(d)           No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option or Bonus granted hereunder.

                4.             Eligibility.

(a)           Subject to certain limitations hereinafter set forth, Options and Bonuses may be granted to employees, officers, directors, consultants and advisors of the Corporation.  In determining the persons to whom Options or Bonuses shall be granted and the number of shares to be covered by each Option or Bonus, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation, and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

(b)           A Recipient shall be eligible to receive more than one grant of an Option or Bonus during the term of the Plan, on the terms and subject to the restrictions herein set forth.

                5.             Stock Reserved.

(a)           The stock subject to Options or Bonuses hereunder shall be shares of Common Stock.  Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation.  The aggregate number of shares of Common Stock as to which Options and Bonuses may be granted from time to time under the Plan shall not exceed 25,000,000 subject to adjustment as provided in Section 7(h) hereof.

(b)           If any Option outstanding under the Plan for any reason expires or is terminated without having been exercised in full, or if any Bonus granted is forfeited because of vesting or other restrictions imposed at the time of grant, the shares of Common Stock allocable to the unexercised portion of such Option or the forfeited portion of the Bonus shall become available for subsequent grants of Options and Bonuses under the Plan.

                6.             Non-qualified Stock Options.  Options granted pursuant to the Plan are intended to constitute Non-qualified Stock Options and shall be subject to the general terms and conditions specified in Section 7 hereof.

                7.             Terms and Conditions of Options.  Each Option granted pursuant to the Plan shall be evidenced by a written Option agreement between the Corporation and the Recipient, which agreement shall, unless otherwise determined by the Committee, be substantially in the form of Exhibit A hereto as modified from time to time by the Committee in its discretion, and which shall, unless otherwise determined by the Committee, comply with and be subject to the following terms and conditions:

(a)           Number of Shares.  Each Option agreement shall state the number of shares of Common Stock covered by the Option.

(b)           Option Price.  Subject to adjustment as provided in Section 7 (h) hereof, each Option agreement shall state the Option Price, which shall be determined by the Committee subject only to the following restrictions:

(1)           Each Option agreement shall state the Option Price, which shall be not less than 100% of the Fair Market Value per share on the effective date of grant of the Option.

(2)           The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such option is granted, unless a future date is specified in the resolution.

(c)           Term of Option.  Each Option Agreement shall state the period during and times at which the Option shall be exercisable, in accordance with the following limitations:

(1)           The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless a future date is specified in the resolution, although any such grant shall not be effective until the Recipient has executed an Option Agreement with respect to such Option.

(2)           The exercise period of any Option shall not exceed ten years from the date of grant of the Option.

(3)           The Committee shall have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate, but no option may be extended beyond ten years for the date of grant.

(4)           The exercise period shall be subject to earlier termination as provided in Sections 7(e) and 7(f) hereof, and, furthermore, shall be terminated upon surrender of the Option by the holder thereof if such surrender has been authorized in advance by the Committee.

(d)           Method of Exercise and Medium and Time of Payment.

(1)           An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable; provided, however, that no Option may be exercised as to less than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100) or $1,000, whichever is greater.

(2)           Each exercise of an Option granted hereunder, whether in whole or in part, shall be effected by written notice to the Secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated or by notice that Recipient is exercising the Option by use of the cashless exercise rights provided in Section 7(d)(5) hereof, together with any written statements required by, or deemed by the Corporation’s counsel to be advisable pursuant to, any applicable securities laws.

(3)           The Option Price shall be paid in cash, or in accordance with the cashless exercise rights of Section 7(d)(5) hereof, or in shares of Common Stock having a Fair Market Value equal to such Option Price, or in property or in a combination of cash, shares and property and, subject to approval of the Committee, may be effected in whole or in part with funds received from the Corporation at the time of exercise as a compensatory cash payment for services previously rendered.

(4)           The Committee shall have the sole and absolute discretion to determine whether or not property other than cash, a cashless exercise as described in Section 7(d)(5), or shares of Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

(5)           Recipient may exercise an Option granted under this Plan through a “cashless exercise right”, whereby if the notice of exercise to the Corporation by Recipient specifies that the exercise of an Option is made pursuant to the cashless exercise rights of this Section 7(d)(5), then the Corporation shall deliver to Recipient, without further payment by Recipient of the Option Price or any cash or other consideration, the number of shares of the Common Stock computed using the following formula:

X =          Y(A-B)

                    A

Where:

X =                             the number of Option Shares to be issued to the Recipient pursuant to the exercise of the Option;

Y =                              the number of Shares that may be purchased upon exercise of the Option;

A =                            the Fair Market Value of one share of Common Stock; and

B =                              the Option’s exercise price per share of Common Stock.

(6)           The Recipient shall make provision for the withholding of taxes as required by Section 9 hereof.

(e)           Termination of Relationship With Corporation.

(1)           Unless otherwise provided in the Option agreement by and between the Corporation and the Recipient, if the Recipient ceases to be an employee, officer, advisor, or consultant of the Corporation (other than by reason of death, Disability or retirement), all Options theretofore granted to such Recipient but not theretofore exercised shall terminate three months following the date the Recipient ceased to be an employee, officer, advisor or consultant of the Corporation; provided, however, that notwithstanding any other provision in this paragraph 7(e)(1), if the Recipient’s relationship with the Corporation is terminated for “Cause” (as such term is defined in Section 7(k)), then the Recipient’s Options shall terminate upon the date of termination of employment or termination of the Recipient’s other relationship with the Corporation.

(2)           Nothing in the Plan or in any Option or Bonus granted hereunder shall confer upon an individual any right to continue in the employ of or continue any other relationship with the Corporation or interfere in any way with the right of the Corporation to terminate such employment or other relationship between the individual and the Corporation.

(f)            Death, Disability or Retirement of Recipient.  Unless otherwise provided in the Option agreement by and between the Corporation and the Recipient:

                (1) if a Recipient shall die: (A) while an employee, officer, advisor, or consultant of the Corporation; or (B) within ninety days after the termination of such Recipient as an employee, officer, advisor or consultant, other than termination for Cause; or

                (2) if the Recipient’s relationship with the Corporation shall terminate by reason of Disability or retirement;

                then all Options theretofore granted to such Recipient (whether or not otherwise exercisable) unless earlier terminated in accordance with their terms, may be exercised at any time within one year after the date of death, Disability or retirement of the Recipient by the Recipient or by the Recipient’s estate or by a person who acquired the right to exercise such Options by bequest or inheritance.

(g)           Transferability Restriction.

(1)           Options granted under the Plan shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder.  Options may be exercised during the lifetime of the Recipient only by the Recipient and thereafter only by Recipient’s legal representative.

(2)           Any attempted sale, pledge, assignment, hypothecation or other transfer of an Option contrary to the provisions hereof and/or the levy of any execution, attachment or similar process upon an Option, shall be null and void and without force or effect and shall result in a termination of the Option.

(3)           (A)  As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan or granted as a Bonus, the Corporation may require (x) an opinion of counsel, reasonably satisfactory to the Corporation, to the effect that such transfer will not be in violation of the U.S. Securities Act of 1933, as amended (the “1933 Act”) or any other applicable securities laws or (y) that transfer of such shares has been registered under federal and all applicable state securities laws.  (B) The Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax.  (C)  The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the 1933 Act, the 1934 Act, or under any other state, federal or provincial law, rule or regulation, except where such delay is due to the Corporation’s failure to act in good faith.  (D)  The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification.  (E) The Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph 7(g)(3).

(h)           Effect of Certain Changes.

(1)           If there is any change in the number of shares of outstanding Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

(2)           In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Corporation with another corporation, the

Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation; or, in the alternative the Committee may provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee; provided, however, that not less than 30 days’ written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Option would not otherwise be exercisable.

(3)           Paragraph 2 of this Section 7(h) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value.  Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (excluding a change in par value, or from no par value to par value, or any change as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares) or the holders of all of the outstanding voting securities of the Corporation immediately prior to such consolidation or merger do not constitute the holders of a majority of the outstanding voting securities of the Corporation immediately following such consolidation or merger, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

(4)           In the event of a change in the Common Stock of the Corporation as presently constituted into the same number of shares with a different par value, the shares resulting from any such change shall be deemed to be the Common Stock of the Corporation within the meaning of the Plan.

(5)           To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall, in absence of bad faith or mathematical error, be final, binding and conclusive.

(6)           Except as expressly provided in this Section 7(h) or the applicable Option agreement, the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.  The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

(i)            No Rights as Shareholder - Non-Distributive Intent.

(1)           Neither a Recipient of an Option nor such Recipient’s legal representative or heir shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option until after the Option is exercised and the shares are issued.

(2)           No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 7 hereof.

(3)           Upon exercise of an Option at a time when there is no registration statement in effect under the 1933 Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the 1933 Act.  A form of subscription agreement containing representations and warranties deemed sufficient as of the date of adoption of this Plan is attached hereto as Exhibit B.

(4)           No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the U.S. Securities and Exchange Commission or any other regulatory agencies having jurisdiction over the Corporation.

(j)            Other Provisions.  Option agreements authorized under the Plan may contain such other provisions as the Committee deems advisable, including, without limitation, the imposition of restrictions upon the exercise.,

(k)           Definition of “Cause.”   For the purposes of this Plan, the term “Cause” shall mean (a) with respect to a specific Recipient, the definition assigned to such term in an agreement between the Recipient and the Corporation, and (b) bad faith or willful misconduct by the Recipient.

                8.             Grant of Stock Bonuses.  In addition to, or in lieu of, the grant of an Option, the Committee may grant Bonuses.

(a)           At the time of grant of a Bonus, the Committee may impose a vesting period of up to ten years, and such other restrictions which it deems appropriate.  Unless otherwise directed by the Committee at the time of grant of a Bonus, the Recipient shall be considered a shareholder of the Corporation as to the Bonus shares which have vested in the grantee at any time regardless of any forfeiture provisions which have not yet arisen.

(b)           The grant of a Bonus and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to reasonable approval by the Corporation’s counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the 1934 Act, other applicable securities laws, rules and regulations, and the requirements of any stock exchanges upon which the Common Stock then may be listed.  Any certificates prepared to evidence Common Stock issued pursuant to a Bonus grant shall bear legends as the Corporation’s counsel may reasonably deem necessary or advisable.  Included among the foregoing requirements, but without limitation, any Recipient of a Bonus at a time when a registration statement relating thereto is not effective under the 1933 Act shall execute a Subscription Agreement substantially in the form of Exhibit B.

(c)           Transferability of shares granted as a Bonus shall be restricted as set forth in Section 7(g)(3), above.

                9.             Agreement by Recipient Regarding Taxes.

(a)           By accepting an Option or Bonus, each Recipient agrees that the Corporation, to the extent permitted or required by law, shall have the right to deduct a sufficient number of shares due to the Recipient upon exercise of the Option or the grant of a Bonus to allow the Corporation to pay federal, provincial, state and local taxes of any kind required by law to be withheld upon the exercise of such Option or payment of such Bonus from any payment of any kind otherwise due to the Recipient.  The Corporation shall not be obligated to advise any Recipient of the existence of any tax or the amount which the Corporation will be so required to withhold.

(b)           By accepting an Option or Bonus, each Recipient acknowledges that the Corporation has advised such Recipient to discuss the grant of such Option or Bonus with Recipient’s tax, legal, investment, and other advisors as Recipient and such advisors determine to be appropriate, and that such consultation shall include (to the extent determined by the Recipient and such advisors to be appropriate or necessary) a discussion of the advisability of making an election under Section 83 of the Internal Revenue Code.

(c)           In connection with any Option or receiving any shares underlying a Bonus, the Corporation may require Recipient to affirm as correct the matters set forth in Sections 9(a) and 9(b).

                10.           Term of Plan.  Options and Bonuses may be granted under this Plan from time to time within a period of ten years from the date the Plan is adopted by the Board.

                11.           Amendment and Termination of the Plan.

                                (a)           Subject to the policies, rules and regulations of any lawful authority having jurisdiction (including any exchange with which the shares of the Corporation are listed for trading), the Board may at any time, without further action by the shareholders, amend the Plan or any Option granted hereunder in such respects as it may consider advisable and, without limiting the generality of the foregoing, it may do so to ensure that Options granted hereunder will comply with any provisions respecting stock options in the income tax and other laws in force in any country or jurisdiction of which any Option holders may from time to time be a resident or citizen, or it may at any time without action by shareholders terminate the Plan; provided, however, that any amendment that would require shareholder approval under applicable state law, the rules and regulations of any national securities exchange on which the Corporation’s securities then may be listed, the Internal Revenue Code or any other applicable law, shall be subject to the approval of the shareholders of the Corporation; further, provided, however, that any such modification that may result from adjustments authorized by Section 7(h) hereof or which are required for compliance with the 1934 Act, the Internal Revenue Code, their rules or other laws or judicial order, shall not require such approval of the shareholders.

                                (b)           Except as provided in Section 7 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Recipient is obtained.

                12.           Termination of Right of Action.  Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation, or by any shareholder of the Corporation against any past, present or future member of the Board, or against any employee, or by an employee (past, present or future) against the Corporation will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder, director or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have risen.

                13.           Tax Litigation.  The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options and Bonuses issued under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

                14.           No Shareholder Approval.  The effectiveness of this Plan and the right of the Committee to grant any Options or Bonuses hereunder is not subject to approval by the Shareholders of the Corporation.

[End of Plan]

Exhibit A

FORM OF STOCK OPTION AGREEMENT

STOCK OPTION AGREEMENT

                STOCK OPTION AGREEMENT made as of this        day of                         ,             , by and between Isonics Corporation, a California corporation (the “Corporation”), and                                                                                       (the “Recipient”).

                In accordance with the Corporation’s 2008 Equity Plan (the “Plan”), the provisions of which are incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire shares of the Corporation’s no par value common stock (“Common Stock”) on favorable terms and thereby increase the Recipient’s proprietary interest in the Corporation and incentive to put forth maximum efforts for the success of the business of the Corporation.  Capitalized terms used but not defined herein are used as defined in the Plan.

                NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:

1.             Confirmation of Grant of Option.  Pursuant to a determination of the Committee or, in the absence of a Committee, by the Board of Directors of the Corporation made on                       ,            (the “Date of Grant”), the Corporation, subject to the terms of the Plan and written acceptance by the Recipient of this Agreement by not later than                     ,          (the “Acceptance Date”), confirms that the Recipient has been irrevocably granted on the Date of Grant, as a matter of separate inducement and agreement, and in addition to and not in lieu of salary or other compensation for services, a Stock Option (the “Option”) exercisable to purchase                shares of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 8 hereof.  If the Recipient does not accept this Agreement by returning a signed copy hereof to the Corporation by not later than the Acceptance Date, the Options granted by the Board or the Committee shall be of no further force and effect.

2.             Option Price.  The Option Price of shares of Common Stock covered by the Option will be $           per share (the “Option Price”) subject to adjustment as provided in Paragraph 8 hereof.

3.             Vesting and Exercise of Option.

                                a.             Except as otherwise provided herein or in Section 8 of the Plan, the Option shall vest and become exercisable as follows:  (immediately upon acceptance by the Optionee executing the signature page to this Stock Option Agreement and returning it to the

Corporation (which must occur no later than                     ), or insert other vesting schedule                                                                                         ); provided, however, that no portion of the Option shall vest or become exercisable unless the Recipient is an employee, officer, advisor, or consultant of the Corporation on such vesting date.

                                b.             The Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100) or a total Option Price of $1,000, whichever is greater.

                                c.             As provided in Section 7 of the Plan, the Option may be exercised by written notice to the Secretary of the Corporation accompanied by payment in full of the Option Price, or accompanied by notice that Recipient is exercising such Option in accordance with the  “cashless exercise rights” as provided in Section 7(d)(5) of the Plan.

4.             Term of Option.  The term of the Option will be through                     ,         , subject to earlier termination or cancellation as provided in this Agreement and the Plan.  The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option until such shares shall have been issued (as evidenced by the appropriate transfer agent of the Corporation) upon purchase of such shares through exercise of the Option.

5.             Transferability Restriction.  The Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise) except in strict compliance with the Plan.  Any assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make any levy of execution, attachment or other process will cause the Option to terminate immediately upon the happening of any such event; provided, however, that any such termination of the Option under the provisions of this Paragraph 5 will not prejudice any rights or remedies which the Corporation may have under this Agreement or otherwise.

6.             Exercise Upon Termination.  The Recipient’s rights to exercise this Option upon termination of employment or cessation of service as an employee, officer, advisor or consultant shall be as set forth in Section 7(e) of the Plan.

7.             Death, Disability or Retirement of Recipient.  The exercisability of this Option upon the death, Disability or retirement of the Recipient shall be as set forth in Section 7(f) of the Plan.

8.             Adjustments.  The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 7(h) of the Plan.

9.             No Registration Obligation.  The Recipient understands that the Option is not registered under the 1933 Act and, unless by separate written agreement, the Corporation has no obligation to so register the Option or any of the shares of Common Stock subject to and issuable upon the exercise of the Option, although it may from time to time register under the 1933 Act the shares issuable upon exercise of Options granted pursuant to the Plan.  The Recipient represents that the Option is being acquired for the Recipient’s own account and that unless registered by the Corporation, the shares of Common Stock issued on exercise of the Option will be acquired by the Recipient for investment.  The Recipient understands that the Option is, and the underlying securities may be, issued to the Recipient in reliance upon exemptions from the 1933 Act, and acknowledges and agrees that all certificates for the shares issued upon exercise of the Option may bear the following legend unless such shares are registered under the 1933 Act prior to their issuance:

The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the “1933 Act”), and are “restricted securities” as that term is defined in Rule 144 under the 1933 Act.  The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from registration under the 1933 Act, the availability of which is to be established to the satisfaction of the Company.

                The Recipient further understands and agrees that the Option may be exercised only if at the time of such exercise the underlying shares are registered and/or the Recipient and the Corporation are able to establish the existence of an exemption from registration under the 1933 Act and applicable state or other laws.

10.           Notices.  Each notice relating to this Agreement will be in writing and delivered in person or by certified mail to the proper address.  Notices to the Corporation shall be addressed to the Corporation, attention:  President, at 5906 McIntyre Street, Golden, Colorado  80403, or at such other address as may constitute the Corporation’s principal place of business at the time, with a copy to: Herrick K. Lidstone, Jr., Esq., Burns, Figa & Will, P.C., 6400 S. Fiddlers Green Circle, Suite 1000, Greenwood Village, CO 80111.  Notices to the Recipient or other person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other person or persons at the Recipient’s address below specified.  Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect given pursuant to this Paragraph 10.

11.           Approval of Counsel.  The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to the reasonable approval by the Corporation’s counsel of all legal matters in connection therewith, including compliance with the registration and reporting requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, applicable state and other securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Common Stock then may be listed.

12.           Benefits of Agreement.  This Agreement will inure to the benefit of and be binding upon each successor and assignee of the Corporation.  All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient’s heirs, legal representatives and successors.

13.           Effect of Governmental and Other Regulations.  The exercise of the Option and the Corporation’s obligation to sell and deliver shares upon the exercise of the Option are subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Corporation, be required.

14.           Plan Governs.  In the event that any provision in this Agreement conflicts with a provision in the Plan, the provision of the Plan shall govern.

                Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.

ISONICS CORPORATION

Date ,	By:
Title:

                The undersigned Recipient has read and understands the terms of this Option Agreement and the attached Plan and hereby agrees to comply therewith.

Date ,
Signature of Recipient

Tax ID Number:

Address:

Exhibit B

SUBSCRIPTION AGREEMENT

THE SECURITIES BEING ACQUIRED BY THE UNDERSIGNED HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 OR ANY OTHER LAWS AND ARE OFFERED UNDER EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF SUCH LAWS.  THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER CONTAINED IN THIS STOCK SUBSCRIPTION AGREEMENT AND APPLICABLE SECURITIES LAWS.

                This Subscription Agreement is entered for the purpose of the undersigned acquiring                            shares of the no par value common stock (the “Securities”) of Isonics Corporation, a California corporation (the “Corporation”), from the Corporation as a Bonus or pursuant to exercise of an Option granted pursuant to the Corporation’s 2008 Equity Plan (the “Plan”). All capitalized terms not otherwise defined herein shall be as defined in the Plan.

                It is understood that no grant of any Bonus or exercise of any Option at a time when no registration statement relating thereto is effective under the U.S. Securities Act of 1933, as amended (the “1933 Act”) can be completed until the undersigned executes this Subscription Agreement and delivers it to the Corporation, and that such grant or exercise is effective only in accordance with the terms of the Plan and this Subscription Agreement.

                In connection with the undersigned’s acquisition of the Securities, the undersigned represents and warrants to the Corporation as follows:

                1.             The undersigned has been provided with, and has reviewed the Plan, and such other information as the undersigned may have requested of the Corporation regarding its business, operations, management, and financial condition (all of which is referred to herein as the “Available Information”).

                2.             The Corporation has given the undersigned the opportunity to ask questions of and to receive answers from persons acting on the Corporation’s behalf concerning the terms and conditions of this transaction and the opportunity to obtain any additional information regarding the Corporation, its business and financial condition or to verify the accuracy of the Available Information which the Corporation possesses or can acquire without unreasonable effort or expense.

                3.             The Securities are being acquired by the undersigned for the undersigned’s own account and not on behalf of any other person or entity.

                4.             The undersigned understands that the Securities being acquired hereby have not been registered under the 1933 Act or any state or foreign securities laws, and are, and unless registered will continue to be, restricted securities within the meaning of Rule 144 of the General Rules and Regulations under the 1933 Act and other statutes, and the undersigned consents to the placement of appropriate restrictive legends on any certificates evidencing the Securities and any certificates issued in replacement or exchange therefor and acknowledges that the Corporation will cause its stock transfer records to note such restrictions.

                5.             By the undersigned’s execution below, it is acknowledged and understood that the Corporation is relying upon the accuracy and completeness hereof in complying with certain obligations under applicable securities laws.

                6.             This Agreement binds and inures to the benefit of the representatives, successors and permitted assigns of the respective parties hereto.

                7.             The undersigned acknowledges that the grant of any Bonus or Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to the prior reasonable approval by the Corporation’s counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act and other applicable securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Common Stock then may be listed.

                8.             The undersigned acknowledges and agrees that the Corporation has withheld                        shares for the payment of taxes as a result of the grant of the Bonus or the exercise of an Option.

                9.             The Plan is incorporated herein by reference.  In the event that any provision in this Agreement conflicts with ANY provision in the Plan, the provisions of the Plan shall govern.

Date ,
Signature of Recipient

Tax ID Number:

Address:

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